UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report: March 18, 2008
(Date of earliest event reported: January 8, 2008)

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	000-51757	16-1731691
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 750-1771

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment provides additional financial statement information on Item 9.01 of our Current Report to our Form 8-K filed on January 8, 2008 related to our acquisition of all of the outstanding equity of FrontStreet Hugoton LLC.

Item 9.01 Financial Statements and Exhibits
Exhibit 23.1 Consent of Independent Registered Public Accounting Firm
Exhibit 99.1 Unaudited Pro Forma Combined Financial Statements and Related Notes
Exhibit 99.2 Audited Consolidated Financial Statements of FrontStreet Hugoton LLC and Subsidiary
Exhibit 99.3 Unaudited Consolidated Interim Financial Statements of FrontStreet Hugoton LLC and Subsidiary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	/s/ Troy Sturrock
Troy Sturrock
Vice President
Controller

Date: March 18, 2008